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                                                                 EXHIBIT 10.3




                             TRANSCO ENERGY COMPANY

                              AMENDED AND RESTATED

                           1991 INCENTIVE STOCK PLAN


1. PURPOSE

         The purpose of the Transco Energy Company Amended and Restated 1991 Incentive Stock Plan (the "Plan") is to advance the interests of Transco Energy Company ("Transco" or the "Company") and its Affiliates by providing incentive awards and stock ownership opportunities to employees of the Company (including officers and directors who are employees) who contribute significantly to the performance of Transco and its Affiliates. In addition, the Plan provides stock ownership opportunities to the members of the Board of Directors of Transco who are not employees of Transco and its Affiliates ("Directors"). The Plan is intended to enhance the ability of Transco and its Affiliates to attract and retain individuals of superior ability and to motivate such employees and Directors to exert their best efforts on behalf of the Company and its Affiliates and thereby increase stockholder value.

         For purposes of the Plan, an Affiliate shall be any corporation or other entity in which Transco has a direct or indirect ownership interest of 20% or more of the total combined voting power of all classes of stock or ownership interests in such corporation or entity, which meets the definition of "subsidiary" as defined in Rule 405 promulgated under the Securities Act of 1933, and which shall be designated an Affiliate by the Committee.

2. ADMINISTRATION AND INTERPRETATION

         a. Administration. The Plan shall be administered by a committee (the "Committee") consisting of not less than two members of the Board of Directors of Transco appointed by and serving at the pleasure of the Board, provided that each member shall be (i) a disinterested person within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as such rule or its equivalent is in effect from time to time and
(ii) an "outside director," as defined in Internal Revenue Code (the "Code")
Section 162(m) and the regulations promulgated thereunder or their equivalent as in effect from time to time. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at a meeting at which a quorum is present or the acts of a majority of the members evidenced in writing shall be the acts of the Committee.

         Except as provided in Sections 5f and 7d hereof, the Committee shall have the full and exclusive right to make all grants and awards under the Plan. In making grants and awards, the





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Committee shall take into consideration the contribution the individual has made or may make to the success of Transco or its Affiliates and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from the Chief Executive Officer and other officers and employees of Transco and its Affiliates with regard to these matters. In no event shall any individual participating in the Plan, his or her legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or in any award or grant made hereunder in the manner and to the extent it shall deem desirable.

         The Committee may from time to time, with respect to grants and awards under the Plan, prescribe such terms and conditions as it deems appropriate, including, without limitation, causing grants and awards to be subject to the achievement of such specific goals as may be established by the Committee from time to time, provided that such terms and conditions are not more favorable to a Participant than those expressly set forth in the Plan.

         The day-to-day administration of the Plan may be carried out by such officers and employees of Transco or its Affiliates as shall be designated from time to time by the Committee.

         b. Interpretation. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any grant or award under the Plan and any determination by the Committee under any provision of the Plan or any such grant or award shall be final and conclusive on all persons, including, Transco, its Affiliates and all persons participating in the Plan for all purposes.

         c. Limitation on Liability. Neither the Committee nor any member thereof, nor any other person performing ministerial or other duties under the Plan on behalf of the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee and such other persons shall be entitled to indemnification and reimbursement by Transco in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any insurance coverage that may be in effect from time to time.

3. SHARES SUBJECT TO AWARDS UNDER THE PLAN

         a. Limitation on Number of Shares. The shares subject to grants of Options and Stock Appreciation Rights (as defined in Section 5 hereof), the shares subject to awards of Restricted Stock and Restricted Stock Units (as defined in Section 6 hereof) and the shares authorized for issuance in payment of Deferred Stock Units (as defined in Section 7 hereof) shall be shares of Transco's authorized but unissued common stock, par value $.50 per share ("Common Stock"), and shares of such Common Stock that are issued but not outstanding and are held as treasury





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stock by Transco. Subject to adjustment as hereinafter provided, the aggregate number of shares of Common Stock (i) as to which Options and Stock Appreciation Rights may be granted under the Plan, (ii) that may be subject to awards of Restricted Stock, and (iii) that may be distributed in payment of Restricted Stock Units and Deferred Stock Units shall not exceed 3,250,000 shares; provided, however, that of such shares the aggregate number of shares of Common Stock that may be subject to awards of Restricted Stock and that may be distributed in payment of Restricted Stock Units and Deferred Stock Units shall not exceed 1,137,500 shares.

         Shares of Common Stock ceasing to be subject to an Option, Stock Appreciation Right, Restricted Stock Unit or Deferred Stock Unit because of the exercise of such Option or Stock Appreciation Right when exercised for shares of Common Stock or because a Restricted Stock Unit or Deferred Stock Unit is paid in shares of Common Stock, or shares of Restricted Stock as to which all restrictions have been removed, shall no longer be subject to any further grant, award or payment under the Plan. If any outstanding Option or Stock Appreciation Right, in whole or in part, expires or terminates unexercised or is cancelled or any Stock Appreciation Right is exercised for cash or any Restricted Stock Unit or Deferred Stock Unit, in whole or in part, expires or is terminated or forfeited for any reason, the shares of Common Stock allocable to the unexercised, terminated, cancelled or forfeited portion of such Option, Stock Appreciation Right, Restricted Stock Unit or Deferred Stock Unit award may again be made the subject of grants, awards or payments under the Plan. Terminated or forfeited Restricted Stock may not be made the subject of grants, awards or payments under the Plan, unless by order, rule, decision or interpretation of the Securities and Exchange Commission or court of competent jurisdiction or under applicable law such terminated or forfeited Restricted Stock may be made the subject of further grants, awards or payments under the Plan without jeopardizing the status of the Plan or such grants, awards or payments under Rule 16b-3 promulgated under the 1934 Act.

         b. Adjustments of Aggregate Number of Shares. The aggregate number of shares of Common Stock stated in Section 3a shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 8 hereof. In the event of a change in the Common Stock of Transco that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

4. ELIGIBILITY

         The individuals who shall be eligible to receive Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Deferred Stock Units under the Plan shall be such employees (including officers and directors who are employees) of Transco or of any Affiliate as the Committee from time to time shall determine. Directors shall only be eligible to receive Options and Deferred Stock Units as provided in Sections 5f and 7d hereof.
Such employees and Directors shall hereafter be referred to collectively as "Participants" and individually as a "Participant."





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5. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    a. Grants of Options.

         (1) In General. Stock options granted under the Plan may be either "Incentive Stock Options" or "Non-qualified Stock Options" (both as defined below and collectively referred to as "Options"). Options granted under the Plan shall be of such type, for such number of shares of Common Stock and subject to such terms and conditions as the Committee shall designate. The Committee may grant Non-qualified Stock Options at any time and from time to time before May 8, 2001 to such employees as it shall determine. The Committee may grant Incentive Stock Options at any time and from time to time before March 20, 2001 to such employees as it shall determine. No individual may be granted Options under this Plan during any five year period entitling him or her to receive in the aggregate more than 500,000 shares of Common Stock as adjusted in accordance with the provisions of
    Section 8 hereof.

         (2) Incentive Stock Options. The term "Incentive Stock Option" shall mean an Option, or portion thereof, that is intended to qualify as an incentive stock option under Section 422 of the Code. The aggregate Market Value Per Share (as defined in Section 5c(4) hereof, calculated as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year by any individual under the Plan (and any other incentive stock options that may be issued under any stock option plan that may be maintained by Transco or an Affiliate) may not exceed the sum of $100,000 or such greater or lesser limit which may hereafter be imposed by law. Incentive Stock Options may only be granted to employees of the Company and such Affiliates of the Company in which the Company has direct or indirect ownership of 50% or more of the total combined voting power of all classes of stock.

         (3) Non-qualified Stock Options. The term "Non-qualified Stock Option" shall mean any Option or portion thereof that is not an Incentive Stock Option. Except as specifically provided herein, the provisions of this Plan shall apply in the same manner to Incentive Stock Options and to Non-qualified Stock Options.

    b. Grants of Stock Appreciation Rights.

         (1) In General. The term "Stock Appreciation Right" or "SAR" shall mean the right to receive from Transco an amount equal to the Market Value Per Share on the exercise date, minus the Market Value Per Share on the date of grant (or, in the discretion of the Committee, the Market Value Per Share on the date of the grant of the Option to which the SAR relates if the SAR is attached to an Option after the Option has been granted), multiplied by the total number of shares of Common Stock for which the SAR is exercised. The amount payable by Transco upon the exercise of an SAR may be paid in cash or in shares of Common Stock or in any combination thereof as the Committee in its sole discretion shall determine, but no fractional shares shall be issuable pursuant to any SAR.





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    The Committee may grant SARs to employees at any time and from time to time before May 8, 2001. SARs may be granted independently of or in conjunction with an Option granted under the Plan. In the case of a Non-qualified Stock Option, such rights may be granted either at or after the time of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Option. In the case of an SAR granted with a related Option, the SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

         (2) Limitations on SARs. Each SAR granted hereunder shall be exercisable only upon the consent of the Committee.

    c. Terms of Options and SARs. Options and SARs granted pursuant to this Plan shall be evidenced by stock option (and/or, if applicable, SAR) agreements (referred to herein as an "agreement") that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with this Plan, as the Committee shall deem advisable.

         (1) Payment of Option Exercise Price. Upon exercise of an Option, the full option purchase price for the shares with respect to which the Option is being exercised shall be payable to Transco (i) in cash or by check payable and acceptable to Transco, or (ii) subject to the approval of the Committee, (a) by tendering to Transco such number of shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full option purchase price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the option purchase price as provided in (i) above (provided that the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise), (b) by the optionee delivering to Transco a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Transco cash or a check payable and acceptable to Transco to pay the option purchase price, or (c) by the withholding of shares that otherwise would be issued upon the exercise having an aggregate Market Value Per Share as of the date of exercise equal to the full option purchase price; provided that in the event the optionee chooses to pay the option purchase price as provided in (ii)(b) above, the optionee and the broker shall comply with such procedures and enter into such indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

         (2) Number of Shares. Each agreement shall state the total number of shares of Common Stock that are subject to the Option and/or, if applicable, SAR.





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         (3) Exercise Price. The exercise price for each Option and SAR shall be fixed by the Committee at the date of grant, but in no event may such exercise price per share be less than the Market Value Per Share (as defined below) on the date of the grant of the Option or SAR, except as provided in 5b(1).

         (4) Market Value Per Share. The Market Value Per Share as of any particular date shall be determined by any fair and reasonable means selected by the Committee, which may include, if the Common Stock is listed for trading on the New York Stock Exchange, the closing price on such date quoted in Network A of the consolidated transaction reporting system, which is published in The Wall Street Journal reports of New York Stock Exchange--Composite Transactions, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted in Network A of the consolidated transaction reporting system, which is published in The Wall Street Journal reports of the New York Stock Exchange--Composite Transactions for the next day prior thereto on which a trade of the Common Stock was so reported.

         (5) Term. The term of each Option and/or, if applicable, SAR shall be determined by the Committee at the date of grant; provided, however, that each Option and/or, if applicable, SAR shall, notwithstanding anything in the Plan or an agreement to the contrary (including but not limited to any extension of the post-retirement or post-termination exercise period pursuant to subsection (7) below), expire not more than ten years from the date the Option or SAR is granted or, if earlier, the date specified in the agreement with respect to the grant of such Option or SAR.

         (6) Date of Exercise. In the discretion of the Committee, each agreement may contain a provision stating when the Option and/or, if applicable, SAR granted therein may be exercised in whole or in part. The Committee may, however, at any time, in its sole discretion, amend any outstanding Option or SAR to accelerate the time that such Option or SAR shall be exercisable or to provide that the time for exercising such Option or SAR shall be accelerated upon the occurrence of a specified event. Notwithstanding the foregoing, however, no Option or SAR, or any portion thereof, may be exercisable until at least six months after the date of grant of such Option or SAR.

         (7) Termination of Employment. In the event that an individual's employment with Transco and its Affiliates shall terminate for reasons other than (i) retirement pursuant to a retirement plan of Transco or one of its Affiliates ("Retirement"), (ii) disability (as hereafter defined) or
    (iii) death, the individual's Options and/or, if applicable, SARs, shall be exercisable by him or her, subject to subsections (5) and (6) above, only within three months after such termination, and only to the extent the Option and/or, if applicable, SAR, was exercisable immediately prior to such termination of employment; provided, however, that, notwithstanding the foregoing, to the extent the Option and/or, if applicable, SAR, was exercisable immediately prior to such termination of employment, the Committee may, subject to subsections (5) and (6) above, in its discretion, extend such three-month period up to but not to exceed in the aggregate 36 months. "Disability" as used herein shall mean





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    sickness or injury that causes an individual to be unable to perform the duties of his regular job and termination or placement by the Company or its Affiliates of the individual on medical leave of absence pursuant to a disability plan or program sponsored or maintained by the Company or an Affiliate.

         If, however, any termination of employment is due to Retirement or Disability, the individual shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise any Option and/or, if applicable, SAR, at any time within the 36-month period commencing on the day next following such termination of employment to the extent that the individual was entitled to exercise the same on the day immediately prior to such termination; provided, however, if an individual's employment shall terminate due to Retirement but such individual continues to serve on the Board of Directors of the Company, such individual shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise any Option and/or, if applicable, SAR, within 36 months after such individual ceases to serve on the Board of Directors of the Company to the extent that the Option and/or, if applicable, SAR, was exercisable immediately prior to such cessation of service on the Board of Directors. Service on the Board of Directors after termination of employment from the Company shall be credited towards any vesting requirements relating to Options and/or, if applicable, SARs granted while an employee of the Company. Whether any termination of employment is due to Retirement or Disability and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan shall be determined by the Committee.

         If an individual shall die while entitled to exercise an Option and/or, if applicable, SAR, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise the Option and/or, if applicable, SAR, at any time within 12 months from the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death; provided, however, that, notwithstanding the foregoing, to the extent the Option and/or, if applicable, SAR, was exercisable immediately prior to death, the Committee may, subject to subsections (5) and (6) above, in its discretion, extend such twelve-month period up to but not to exceed in the aggregate 36 months.

    d. Effect of Exercise of Options and SARs. The right of an individual to exercise an Option or SAR shall terminate to the extent that such Option or SAR is exercised and, to the extent that an SAR relates to a specific Option, the exercise of the SAR shall terminate a corresponding portion of the related Option and, conversely, to the extent that such optionee exercises the related Option, a corresponding portion of such SAR shall terminate.

    e. Options and SARs Granted by Other Corporations. Notwithstanding anything to the contrary in Section 5c(3) hereof, Options and SARs may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations who become employees of Transco or of any Affiliate as a result of a merger or





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consolidation of the employer corporation with Transco or such Affiliate, or the acquisition by Transco or an Affiliate of the assets of the employer corporation or the acquisition by Transco or an Affiliate of stock of the employer corporation, with the result that such employer corporation becomes an Affiliate.

    f. Options Granted to Directors. Options granted to Directors shall be subject to all provisions and terms of this Plan otherwise applicable thereto, except that notwithstanding such other provisions and terms of this Plan to the contrary, all Options granted to Directors shall be subject and may be granted only pursuant to the following provisions:

         (1) Granting of Awards. Commencing with the Annual Meeting in 1991, each Director shall be granted Options with respect to 1,000 shares of Common Stock effective as of the date of each Annual Meeting at which he or she is elected or continues to serve as a Director. Individuals who become Directors for the first time on or after the 1991 Annual Meeting of Stockholders shall be granted Options with respect to 5,000 shares of Common Stock effective as of the date on which they become a member of the Board of Directors of Transco.

         (2) Type and Terms of Awards. Each Option granted to a Director shall be a Non-qualified Stock Option. All Options granted to Directors shall have an exercise price equal to the Market Value Per Share on the date of grant, shall become exercisable for the first time one year after the date of grant (except as provided by or permitted pursuant to Section 9) and shall have a term of ten years unless earlier terminated as provided in (3) below.

         (3) Termination of Service. In the event that a Director ceases to be a member of the Board of Directors of Transco after five years of service on the Board ("Retirement Date"), Options received by such Director pursuant to this Section 5f shall be exercisable only until the earlier of the tenth anniversary of the date of grant or the third anniversary of such Retirement Date and only to the extent that such Options were exercisable on such Retirement Date. In the event that a Director ceases to be a member of the Board of Directors of Transco prior to completing five years of service on the Board, Options received by such Director pursuant to this
    Section 5f shall be exercisable only until the earlier of the tenth anniversary of the date of grant or the first anniversary of such termination of service and only to the extent that such Options were exercisable on the date of such termination. In the event that a Director shall die while serving as a Director, all Options held by such person for six months or more shall be deemed to be exercisable as of the date of death and such options shall be exercisable until the earlier of the tenth anniversary of the date of grant or the third anniversary of the date of death.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    a. Awards of Restricted Stock and Restricted Stock Units. Awards under this
Section 6 may be made by the Committee at any time and from time to time before May 8, 2001 to such employees as it shall determine. An award may be (i) Common Stock issued contemporaneously





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with the award subject to such terms, conditions and restrictions for such periods as the Committee may determine ("Restricted Stock"), or (ii) restricted stock units representing shares of Common Stock to be issued to the employee in the future after the satisfaction of the terms, conditions and restrictions of the award set by the Committee at the time of the award ("Restricted Stock Units"). All awards of Restricted Stock and Restricted Stock Units shall be subject to the condition that they and, in the case of Restricted Stock Units, the Common Stock issued in payment thereof, may not be sold, pledged, transferred, assigned or otherwise encumbered or disposed of until at least six months after the date of grant.

    The grantee of Restricted Stock shall be the record owner of such shares and shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

         The shares represented by this certificate have been issued pursuant to the terms of the Transco Energy Company Amended and Restated 1991 Incentive Stock Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered or disposed of in any manner except as is set forth in the Plan or the agreement relating to such award dated ________________.

    After the satisfaction of all of the terms, conditions and restrictions set by the Committee with respect to an award of Restricted Stock, a certificate, without the legend set forth above, for the number of shares that are no longer subject to such terms, conditions and restrictions shall be delivered to the employee. The remaining outstanding unearned shares of Restricted Stock issued with respect to such award, if any, shall either be forfeited and surrendered to Transco or, if appropriate under the terms of the award applicable to such Restricted Stock, shall continue to be subject to the terms, conditions and restrictions set by the Committee. The Committee may, however, at any time, in its sole discretion, amend any outstanding award of Restricted Stock to accelerate the time such award is earned or to provide that the time for earning such award shall be accelerated upon the occurrence of a specified event.

    After the satisfaction of all of the terms, conditions and restrictions set by the Committee with respect to an award of Restricted Stock Units, Transco shall issue to the employee the number of shares earned pursuant to such award. Any remaining portion of Restricted Stock Units which are unearned shall either be cancelled or, if appropriate under the terms of the award applicable to such Restricted Stock Units, shall continue to be subject to the terms, conditions and restrictions set by the Committee. The Committee may, however, at any time, in its sole discretion, amend any outstanding award of Restricted Stock Units to accelerate the time such award is earned or to provide that the time for earning such award shall be accelerated upon the occurrence of a specified event.

    b. Termination of Employment. The delivery of a certificate, without the legend set forth above, for the portion of such award that is no longer subject to such terms, conditions and





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restrictions set by the Committee is hereinafter referred to as the "payment"
of such portion of the award. If the employment with Transco and its Affiliates of an employee to whom an award of Restricted Stock or Restricted Stock Units has been made is terminated for any reason before satisfaction of the terms, conditions and restrictions for the payment of all or a portion of the award, then only such portion of the award, if any, that is payable pursuant to its terms and conditions as of the date of the employee's termination shall be paid and the remaining portion of such award shall be reacquired by Transco or cancelled, as applicable, and all of such employee's rights thereto shall be forfeited; provided, however, upon any termination, regardless of the reason, the Committee may, in its sole discretion, deem the terms and conditions have been met for all or part of such remaining portion.

7. DEFERRED STOCK UNITS.

    a. Deferred Stock Units and Dividend Equivalent Reinvestment. A Deferred Stock Unit shall represent a right to one share of Common Stock. Each time the Company shall declare a dividend on its Common Stock, a corresponding dividend shall be deemed to be credited to each outstanding Deferred Stock Unit and shall be deemed reinvested in additional Deferred Stock Units or fractions thereof at the Market Value Per Share (as defined in Section 5c(4)) of Common Stock on the day on which the dividend is paid. All Deferred Stock Units shall be subject to the condition that they or the Common Stock issued in payment thereof may not be sold, pledged, transferred or assigned or otherwise encumbered or disposed of until at least six months after the date of grant of the Deferred Stock Unit.

    b. Grants. Deferred Stock Units may be awarded by the Committee at any time and from time to time prior to May 8, 2001 and shall be subject to such terms, conditions and restrictions (including but not limited to vesting requirements) for such periods as the Committee may determine.

    c. Voluntary Deferrals.

         (1) Incentive Compensation Deferrals. Subject to the approval by the Committee, any employee may make an irrevocable election to defer the payment of all or a portion of any cash incentive compensation payable by the Company or its Affiliates to such employee as, when and if payable. If an employee has made a deferral election, which has been approved by the Committee, the Committee shall grant to him or her as of the date such incentive compensation was payable, such number of Deferred Stock Units as is equal to the dollar amount of incentive compensation which the employee has elected to defer divided by the Market Value Per Share (as defined in Section 5c(4)) of Common Stock on such date. The employee shall be immediately vested in such Deferred Stock Units. The irrevocable election shall be made at such time prior to the date the incentive compensation is payable as the Committee shall determine. No deferrals may be made after May 8, 2001.

         (2) Restricted Stock and Restricted Stock Unit Deferrals. Subject to approval by the Committee, an employee who has received an award of Restricted Stock or Restricted Stock





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    Units may make an irrevocable election to defer the payment of all or a portion of such award as, when and if such award vests or is payable. If an employee has made a deferral election which has been approved by the Committee, upon surrender to the Company of the Restricted Stock and/or Restricted Stock Units to which the election relates, such number of Deferred Stock Units shall be granted to him or her as of the date of the vesting or payment, as applicable, of such Restricted Stock or Restricted Stock Units, as is equal to the number of shares of Common Stock that would have vested and/or been received by the employee on such date. The employee shall be immediately vested in such Deferred Stock Units. The irrevocable election shall be made at such period of time prior to the vesting of such Restricted Stock or payment of such Restricted Stock Units as the Committee shall determine. No deferrals may be made after May 8, 2001.

    d. Deferred Stock Units Granted to Directors. Effective with the 1994 Annual Meeting of Stockholders, each Director shall be granted 2500 Deferred Stock Units in recognition of his past service on the Board of Directors. Commencing with the 1994 Annual Meeting of Stockholders and continuing thereafter during the term of the Plan, each Director shall be granted 500 Deferred Stock Units effective as of the date of each Annual Meeting at which he is elected or continues to serve as a Director. Deferred Stock Units granted to Directors shall vest after completion of five continuous years of service on the Board of Directors; provided, however, that all Deferred Stock Units held by a Director for six months or more shall be fully vested upon the death of a Director.

    e. Payment of Deferred Stock Units. Deferred Stock Units shall be payable only in shares of Common Stock, except for Deferred Stock Units representing fractional shares of Common Stock which will be paid in cash. Payments of vested Deferred Stock Units shall be made only after an employee's employment with the Company or its Affiliates has terminated. Payment shall be made no later than the first day of April in the year next following the employee's termination of employment in the case of Retirement or as soon as practicable following the employee's termination of employment for any other reason; provided, however, that if an individual's employment shall terminate due to Retirement or otherwise but such individual continues to serve on the Board of Directors, payment shall be made as provided for Directors. Payments of vested Deferred Stock Units to a member of the Board of Directors shall be made no later than the April 1 in the year next following the date such Director ceases, for any reason, to be a member of the Board of Directors. All nonvested Deferred Stock Units shall be forfeited upon termination. Service on the Board of Directors after termination of employment from the Company shall be credited towards any vesting requirements relating to Deferred Stock Units granted while an employee of the Company.

8. RECAPITALIZATION

    The aggregate number of shares stated in Section 3a, the number of shares of Common Stock to which each outstanding Option and SAR relates, including Options granted to Directors under Section 5f hereof, the exercise price in respect of any such Option and SAR, the number of shares of Restricted Stock awarded or outstanding, the number of Restricted Stock Units





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
awarded or outstanding and the number Deferred Stock Units awarded or outstanding, including Deferred Stock Units granted to Directors under Section 7d hereof, may be adjusted in such equitable manner as determined by the Committee, in its sole discretion and without liability to any person, in the event of (i) a subdivision or consolidation of shares of Common Stock or other capital adjustments, (ii) the payment of a stock dividend or a recapitalization, or (iii) a "corporate transaction", as such term is defined in Treasury Regulation 1.425-1(a)(1)(ii), or any other transaction which, in the opinion of the Committee, is similar to a "corporate transaction", as defined by the said Treasury Regulations as in effect on March 1, 1991, including without limitation any spin-off or other distribution to the security holders of the Company of securities or property of the Company or an Affiliate thereof. The Committee may exercise its discretion to make any such adjustments on an optionee-by-optionee (or with respect to SARs, Restricted Stock, Restricted Stock Units, or Deferred Stock Units, employee-by-employee) basis and with respect to all or only some of the Options, SARs, Restricted Stock, Restricted Stock Units or Deferred Stock Units held by an optionee or employee.

9. CHANGE IN CONTROL

    a. Definition. As used in this Plan, a "Change in Control" shall be deemed to have occurred upon, and shall mean (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934
Act) (an "Acquiring Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in
Control: (w) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation the conditions described in clauses
(i), (ii) and (iii) of clause B of this Section 9a are satisfied; or (B) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company or any corporation controlled by the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "Incumbent Board" shall mean individuals who as of May 17, 1994, constitute the Company's Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors or (ii) a plan or agreement to replace a majority of the members of the Company's Board of Directors then comprising the Incumbent Board.

    b. Effect of Change in Control. Upon a Change in Control, notwithstanding the terms of this Plan or any agreement to the contrary, any and all outstanding Options and SARs held by the individual for six months or more and not fully vested will vest in full and be immediately exercisable, and any other restrictions on such Options and SARs, including, without limitation, requirements concerning the achievement of specific goals shall terminate. The date on which such accelerated vesting and immediate exercisability shall occur (the "Acceleration Date") shall be on the date of the Change in Control. All Options and SARs not held by an individual for six months or more as of the date of the Change in Control shall expire on the date of the Change in Control; provided, however, that in the discretion of the Committee (which may be exercised before the Change in Control on a prospective basis), Options and SARs which on the date of the Change in Control have been held for less than six months may be determined to vest in full and no longer be subject to any restriction (other than the requirement that the Committee consent to the exercise of an SAR) as of the date they shall have been held for six months and such date shall be the "Acceleration Date" as to such shares.

    Notwithstanding the terms of this Plan or any agreement to the contrary, a holder of an SAR granted under the Plan may, for a period of 30 days following the Acceleration Date (but not to exceed the remaining term of such SAR), elect to exercise an SAR without the consent of the Committee as provided in Section 5 of the Plan. In the event a holder of an SAR elects during such 30-day period (or the remaining term of such SAR, whichever is less) to exercise an SAR, such exercise shall be for cash in an aggregate amount equal to (A) the "Fair Market Value" (as hereinafter defined), less the exercise price of such SAR, times "X", where:

    X   =    in the event a Change in Control occurs pursuant to any tender offer subject to Section 14(d)(1) of the 1934 Act, or exchange offer subject to the Securities Act of 1933 or any other offer or series of offers to purchase Common Stock for cash or securities of another person ("Tender Offer"), the number of shares subject to the SAR that would have been purchased (or exchanged for the offeror's securities in the event of an exchange offer) by the Acquiring Person (as hereinafter defined) had the optionee tendered all of the shares subject to the SAR in response to the Tender Offer (or accepted the exchange with respect to all of such shares);

plus (B) the difference between the Fair Market Value and the exercise price of the SAR, times the "remaining portion of the SAR" (as defined hereafter), if any. For purposes of the preceding sentence, the "remaining portion of the SAR" shall be defined to mean the number of shares of Common Stock subject to exercise of the SAR, minus "X", as defined above. In the event of the exercise of an SAR in accordance with the terms of this Section 9, which SAR is not in tandem with an Incentive Stock Option, "Fair Market Value" as used in (A) above shall be defined to mean the greater of (i) the highest price per share of the Common Stock (a) offered pursuant to the Tender Offer or (b) paid by the Acquiring Person to effect the Change in Control or (ii) the amount calculated as provided below. "Fair Market Value" for purposes of (ii) of the preceding sentence, for purposes of the exercise of an SAR in tandem with an Incentive Stock Option, and for purposes of (B) above, shall be defined to mean the closing price of the Common Stock quoted in Network A of the consolidated transaction reporting system, which is published in The Wall Street Journal reports of New York Stock Exchange--Composite Transactions for the next day prior to such exercise on which a trade of the Common Stock was so reported, or on any other national securities exchange on which such securities are listed, or the average bid and ask prices of such securities if traded in the over-the-counter market or, if not so listed or traded in the over-the-counter market, at the value determined in accordance with such fair and reasonable means as the Committee shall specify. Any consideration other than cash forming part or all of the consideration to be paid for the Common Stock pursuant to a Change in Control shall be valued for purposes hereof, if such other consideration is securities, at the mean of the high and low sales prices of such securities on the business day immediately preceding the Acceleration Date on any national securities exchange on which such securities are listed, or the average bid and ask prices of such securities if traded in the over-the-counter market or if not so listed or traded in the over-the-counter market or if such other consideration is not securities, at the value determined in accordance with such fair and reasonable means as the Committee shall specify.

    With respect to Restricted Stock, Restricted Stock Units and Deferred Stock Units, the Committee may, in the agreements in which such grants or awards are made or in amendments to such agreements or in any other agreement, upon a Change in Control or thereafter, immediately vest such grant or award, or accelerate the time such grant or award is earned, or provide that the time for earning such award shall be accelerated upon the occurrence of a specified event, or deem any terms, conditions and/or restrictions to have been met for all or part of such remaining portion of the applicable period or upon the occurrence of a specified event.

    The Committee may modify or amend this Section 9 to provide for other benefits in the event of a Change in Control or may provide other benefits upon a Change in Control in the agreement pursuant to which such award was made or a subsequent amendment thereto, notwithstanding that such amendment or agreement conflicts with this Section 9. However, such modifications or amendments shall affect an outstanding grant or award only if the consent of the holder of such grant or award is obtained.

    Anything herein to the contrary notwithstanding, if any right granted pursuant to this Section 9 would make a Change in Control transaction intended to qualify for pooling of interests accounting under APB No. 16 ineligible for such accounting treatment that but for this Section 9 would otherwise be eligible for such accounting treatment, the Committee may substitute Common Stock with a Market Value Per Share equal to the cash that would otherwise be payable pursuant to this Section 9.

10. INVESTMENT AGREEMENT

    If, at the time of the exercise of any Option or SAR, the award of Restricted Stock or Restricted Stock Unit or a payment of a Restricted Stock Unit in shares of Common Stock or the issuance of Deferred Stock Units or payment thereof in shares of Common Stock, in the opinion of counsel for Transco, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option or SAR or receiving awards of Restricted Stock, Restricted Stock Units, or Deferred Stock Units or Common Stock in payment of a Restricted Stock Unit or Deferred Stock Unit to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of Transco, execute and deliver to Transco a further agreement to such effect.

11. WITHHOLDING FOR TAXES

    Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local taxes and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Common Stock pursuant to the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, in the discretion of the Committee, include allowing the individual to tender to Transco shares of Common Stock owned by the individual, or to request Transco to withhold a portion of the shares of Common Stock being distributed to the individual, which have a Market Value Per Share as of the date of such tender or withholding that is not greater than the sum of all Tax Amounts, together with payment of any remaining portion of all Tax Amounts in cash or by check payable and acceptable to

Transco.

12. DESIGNATION OF BENEFICIARY

    Each Participant, to whom an award of Restricted Stock, Restricted Stock Units or Deferred Stock Units has been made under this Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payment that under the terms of such award or awards may become payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or the designated beneficiaries have predeceased the individual, the beneficiary shall be the Participant's estate. If an individual designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the Participant has designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

13. TERMINATION OF AUTHORITY TO GRANT AWARDS

    No grants or awards shall be made under this Plan after May 8, 2001.

14. AMENDMENT AND TERMINATION

    The Board of Directors of Transco may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any awards and grants hereunder; provided, however, that no such action of the Board of Directors of Transco may, without the approval of the stockholders of Transco, alter the provisions of the Plan so as to (i) increase the maximum number of shares of Common Stock that may be subject to awards and grants and distributed in the payment of awards and exercises under the Plan (except as provided in Section 3b and 8); (ii) materially modify the class of individuals eligible to receive awards and grants under the Plan; (iii) extend beyond ten years the maximum terms of Options or SARs granted under the Plan or extend the term of the Plan; (iv) decrease the option price applicable to any Option and/or SAR; provided, however, that the provisions of this clause (iv) shall not prevent the granting to any person holding an Option or SAR of an additional Option and/or SAR exercisable at a lower price; (v) withdraw the administration of the Plan from the Committee; (vi) permit any member of the Committee to be eligible to receive an award or grant pursuant to the terms of the Plan (except pursuant to Sections 5f and 7d hereof); or (vii) materially increase the benefits accruing to Participants under the Plan, except as permitted by Rule 16b-3 promulgated under the 1934 Act. Notwithstanding the above, any amendment may be made to conform the Plan and any award made hereunder to the requirements of Rule 16b-3 promulgated under the 1934 Act, as now in effect or as may hereafter be amended. Further, the provisions of Sections 5f and 7d may not be amended more than once every six months or such greater or lesser period as permitted by Rule 16b-3, as in effect from time to time, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended or the rules promulgated thereunder.

15. PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

    Anything in the Plan or any agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the grant of Options or SARs, the award of Restricted Stock, Restricted Stock Units or Deferred Stock Units, the issuance or other distribution of shares of Common Stock, the payment of consideration to an individual as a result of the exercise of any SAR, or the payment of any Restricted Stock Units or Deferred Stock Units, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either Transco or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination grant, award, issuance or distribution, the shares then to be issued or distributed, or such payment or the making of such determination grant, award, issuance or distribution or the issuance or distribution of such shares or such payment, as the case may be, shall be deferred until such action shall have been taken. It is the intent of the Company that no grant or award or the vesting or payment thereof under this Plan shall subject the recipient to liability for short-swing trading profit under Section 16 of the 1934 Act and any grant or award which subjects the recipient to such liability shall be void ab initio and any vesting or payment which subjects the recipient to such liability shall be automatically delayed for such time as is necessary to avoid such liability.

16. MISCELLANEOUS

    a. No Employment Contract. Nothing contained in this Plan or any agreement made pursuant to this Plan shall be construed as conferring upon any employee the right to continue in the employ of Transco or any Affiliate.

    b. Employment with Affiliates. Employment by Transco for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Affiliate.

    c. No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by such Participant's Option or SAR or Restricted Stock Unit award until the date of the issuance of shares to the Participant pursuant thereto and no adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance except as specifically provided in this Plan. A Participant shall have no rights as a stockholder with respect to shares covered by such Participant's Deferred Stock Units until the date of the issuance of the shares to the individual account thereto, provided that such Participant shall be entitled to dividend equivalents as set forth in Section 7a.

    d. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any Participant, such Participant's beneficiaries or any other person any equity or other interest of any kind in any assets of Transco or any Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between Transco or an Affiliate and any such person.

    e. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent Transco or any Affiliate from taking any corporate action that is deemed by Transco or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No Participant, beneficiary or other person shall have any claim against Transco or any Subsidiary as a result of any such action.

    f. Non-assignability. Neither a Participant nor a Participant's beneficiary shall have the power or right to sell, pledge, transfer, assign or otherwise encumber or dispose of such Participant's or beneficiary's interest arising under the Plan or in any Option, SAR, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, or other award received under the Plan; nor shall such interest be subject to seizure for the payment of a Participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a Participant's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or agreement relating to any Option, SAR, Restricted Stock, Restricted Stock Unit, Deferred Stock Units, or other award received under the Plan is assigned to a spouse pursuant to any divorce proceeding, such assignment shall be deemed to be null and void and of no force and effect notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such award.

    g. Application of Funds. The proceeds received by Transco from the sale of shares pursuant to the Plan will be used for general corporate purposes.

    h. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws and the laws of the United States of America. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.